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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement      [_]  Soliciting Material Pursuant to
[_]  CONFIDENTIAL, FOR USE OF THE          (S) 240.14a-11(c) or (S) 240.14a-12
     COMMISSION ONLY (AS PERMITTED
     BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials


                 Cybernet Internet Services International, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
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(2)  Aggregate number of securities to which transaction applies:
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(3)  Per unit price or other underlying value of transaction computed pursuant
to Exchange Act Rule   0-11 (set forth the amount on which the filing fee is
calculated and state how it was determined):
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(4)  Proposed maximum aggregate value of transaction:
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(5)  Total fee paid:
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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
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(2)  Form, Schedule or Registration Statement No.:
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(3)  Filing Party:
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(4)  Date Filed:
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Notes:
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                                [CYBERNET LOGO]



                                 SUPPLEMENT TO
                                PROXY STATEMENT
               FOR ADJOURNED 2001 ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 4, 2001




To the Stockholders of Cybernet
Internet Services International, Inc.

   On August 17, 2001, Cybernet Internet Services International, Inc. ("Cybernet") issued notice of its annual meeting of stockholders to be held on October 9, 2001. A Notice of Annual Meeting, a Proxy Statement for 2001 Annual Meeting of Shareholders ("Proxy Statement"), and a Proxy containing information about the matters to be acted upon at the annual meeting were mailed to you. On October 9, 2001, the annual meeting of stockholders was convened. However, there were insufficient shares present in person or represented by proxy to constitute a valid quorum, and as such, the meeting was adjourned until November 6, 2001. On November 6, 2001, the meeting was reconvened. Again, there were insufficient shares present to constitute a quorum, and the meeting was adjourned until December 4, 2001 at 11:00 a.m., local time, at Cybernet's office at Stefan-George Ring, Munich, Germany.

   The matters to be submitted for vote by shareholders at the adjourned meeting on December 4, 2001, are described in the Proxy Statement, except that G. W. Norman Wareham has resigned and will not stand for reelection as a Class B Director. No substitute nominee will be designated by the Board of Directors for election at the annual meeting.

   Proxies previously submitted for the 2001 annual meeting will continue to be valid. Unless withdrawn, such proxies will be voted in accordance with the instructions contained therein and in accordance with the Proxy Statement as supplemented hereby.

   On November 15, 2001, the Court of Chancery of the State of Delaware issued an order pursuant to (S)211 of the Delaware General Corporation Law requiring Cybernet to hold its 2001 annual meeting on December 4, 2001 and directing that the shares represented at such meeting shall constitute a quorum for the purpose of that meeting.

   You are cordially invited to attend the reconvened 2001 Annual Meeting of Stockholders to be held at the offices of Cybernet at Stefan-George-Ring 19-23 on December 4, 2001 at 11:00 a.m. local time. We look forward to seeing you.



Munich, Germany
November 15, 2001